Morgan Stanley Insight Fund

Portfolio of Investments ▪ March 31, 2021 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (93.9%)
	Biotechnology (1.2%)
188,003	Alnylam Pharmaceuticals, Inc. (a)	$26,544,144
489,412	Moderna, Inc. (a)	64,088,501
		90,632,645
	Diversified Holding Companies (0.6%)
4,381,242	Soaring Eagle Acquisition Corp. SPAC	44,338,169
	Entertainment (9.4%)
627,230	ROBLOX Corp., Class A (a)	40,663,321
630,010	Sea Ltd. ADR (a)	140,637,132
11,762,263	Skillz, Inc. (a)	223,953,487
1,116,008	Spotify Technology SA (a)	299,034,344
		704,288,284
	Health Care Equipment & Supplies (2.6%)
262,353	Intuitive Surgical, Inc. (a)	193,863,126
	Health Care Providers & Services (1.0%)
514,095	Guardant Health, Inc. (a)	78,476,602
	Health Care Technology (3.7%)
10,234	Agilon Health Topco, Inc.(a)(b)(c) (acquisition cost — $3,870,089; acquired 11/7/18)	11,129,577
1,017,999	Veeva Systems, Inc., Class A (a)	265,942,059
		277,071,636
	Information Technology Services (22.5%)
36,186	Adyen N.V. (a)	80,775,637
776,849	Fastly, Inc., Class A (a)	52,266,401
934,651	Okta, Inc. (a)	206,025,120
346,904	Shopify, Inc., Class A (a)	383,849,276
1,190,663	Snowflake, Inc., Class A (a)	272,995,213
1,809,111	Square, Inc., Class A (a)	410,758,652
810,400	Twilio, Inc., Class A (a)	276,151,904
		1,682,822,203
	Interactive Media & Services (14.9%)
2,739,005	Pinterest, Inc., Class A (a)	202,768,540
6,280,364	Snap, Inc., Class A (a)	328,400,234
6,082,175	Twitter, Inc. (a)	387,008,795
840,245	Zillow Group, Inc., Class C (a)	108,929,362
1,788,920	ZoomInfo Technologies, Inc., Class A (a)	87,478,188
		1,114,585,119
	Internet & Direct Marketing Retail (11.5%)
116,310	Airbnb, Inc. Class B (a)(b)	20,657,040
82,576	Amazon.com, Inc. (a)	255,496,750
2,556,824	Coupang, Inc. (a)(d)	126,179,264
834,491	DoorDash, Inc., Class A (a)	109,426,805
76,982	MercadoLibre, Inc. (a)	113,328,281
1,313,108	Overstock.com, Inc. (a)	87,006,536
464,318	Wayfair, Inc., Class A (a)	146,144,091
		858,238,767
	Life Sciences Tools & Services (2.0%)
436,018	10X Genomics, Inc., Class A (a)	78,919,258
1,120,449	NanoString Technologies, Inc. (a)	73,624,704
		152,543,962
	Metals & Mining (0.8%)
1,057,407	MP Materials Corp. (a)(d)	38,013,782
204,026	Royal Gold, Inc.	21,957,278
		59,971,060

Morgan Stanley Insight Fund

Portfolio of Investments ▪ March 31, 2021 (unaudited) continued

	Oil, Gas & Consumable Fuels (0.6%)
31,031	Texas Pacific Land Corp.	49,321,602
	Pharmaceuticals (3.3%)
5,723,731	Royalty Pharma PLC, Class A (United Kingdom)	249,669,146
	Real Estate Management & Development (1.1%)
1,237,613	Redfin Corp. (a)	82,412,650
	Road & Rail (5.4%)
7,365,343	Uber Technologies, Inc. (a)	401,484,847
	Software (10.4%)
1,577,926	Cloudflare, Inc., Class A (a)	110,865,081
551,284	Coupa Software, Inc. (a)	140,290,752
60,735	MicroStrategy, Inc., Class A (a)	41,226,918
172,953	Trade Desk, Inc. (The), Class A (a)	112,706,552
406,413	Unity Software, Inc. (a)	40,767,288
1,031,056	Zoom Video Communications, Inc., Class A (a)	331,267,981
		777,124,572
	Specialty Retail (2.9%)
824,175	Carvana Co. (a)	216,263,520
	Total Common Stocks (Cost $5,190,377,299)	7,033,107,910
	Preferred Stocks (0.1%)
	Electronic Equipment, Instruments & Components (0.0%)
82,075	Magic Leap, Series C (a)(b)(c) (acquisition cost — $1,890,434; acquired 12/22/15)	—
	Internet & Direct Marketing Retail (0.1%)
149,242	Overstock.com, Inc., Series A-1	10,417,092
	Software (0.0%)
197,427	Lookout, Inc., Series F (a)(b)(c) (acquisition cost — $2,255,228; acquired 6/17/14)	669,278
	Total Preferred Stocks (Cost $4,967,180)	11,086,370

NUMBER OF SHARES (000)
Short-Term Investments (6.9%)
Securities held as Collateral on Loaned Securities (0.8%)
Investment Company (0.6%)
49,728	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Institutional Class (e) (Cost $49,728,428)	49,728,428

PRINCIPAL AMOUNT (000)
	Repurchase Agreements (0.2%)
$2,576	HSBC Securities USA, Inc. (0.01%, dated 3/31/21, due 4/1/21; proceeds $2,575,576; fully collateralized by U.S. Government obligations; 1.75% - 2.13% due 6/30/21 - 5/15/22; valued at $2,627,102)	2,575,576
10,834	Merrill Lynch & Co., Inc. (0.01%, dated 3/31/21, due 4/1/21; proceeds $10,833,866; fully collateralized by U.S. Government obligations; 0.38% - 2.88% due 9/30/23 - 4/30/25; valued at $11,050,559)	10,833,863
	Total Securities held as Collateral on Loaned Securities (Cost $63,137,867)	63,137,867

NUMBER OF SHARES (000)
	Investment Company (6.1%)
453,412	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Institutional Class (e) (Cost $453,411,566)		453,411,566
	Total Short-Term Investments (Cost $516,549,433)		516,549,433

	Total Investments Excluding Purchased Options (Cost $5,711,893,912)	100.9%	7,560,743,713

	Total Purchased Options Outstanding (Cost $34,928,252)	0.2%	11,696,499

	Total Investments (Cost $5,746,822,164) Including $64,013,805 of Securities Loaned (f)(g)(h)	101.1%	7,572,440,212
	Liabilities in Excess of Other Assets	(1.1)	(83,126,434)
	Net Assets	100.0%	$7,489,313,778

Morgan Stanley Insight Fund

Portfolio of Investments ▪ March 31, 2021 (unaudited) continued

The Fund had the following Derivative Contracts - PIPE open at March 31, 2021.

Counterparty	Referenced Obligation	Notional Amount	Settlement Date	Unrealized Appreciation (Depreciation)	% of Net Assets
Good Works Acquisition Corp.	Cipher Mining (a)(b)(c)(i)(k)	$38,957,320	05/31/21	$3,233,458	0.04%
Thoma Bravo Advantage	IronSource Ltd. (a)(b)(c)(j)(k)	73,213,730	05/31/21	(2,489,267)	(0.03)
				$744,191	0.01%

ADR	American Depositary Receipt.
PIPE	Private Investment in Public Equity.
SPAC	Special Purpose Acquisition Company.

(a)	Non-income producing security.
(b)	Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules (“restricted security”). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at March 31, 2021 amounts to $33,200,086 and represents 0.4% of net assets.
(c)	At March 31, 2021, the Fund held fair valued securities valued at $12,543,046, representing 0.2% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.
(d)	All or a portion of this security was on loan. The value of loaned securities and related collateral outstanding at March 31, 2021, were $64,013,805 and $63,255,483 respectively. The Fund received cash collateral of $63,137,867, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Institutional Class as reported in the Portfolio of Investments. At March 31, 2021, there was uninvested cash of $117,616 which is not reflected in the Portfolio of Investments. The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.
(e)	The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the three months ended March 31, 2021, advisory fees paid were reduced by $95,652 relating to the Fund's investment in the Liquidity Funds.
(f)	The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the three months ended March 31, 2021, the Fund did not engage in any cross-trade transactions.
(g)	At March 31, 2021, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $2,075,104,640 and the aggregate gross unrealized depreciation is $248,742,401, resulting in net unrealized appreciation of $1,826,362,239.
(h)	Securities are available for collateral in connection with securities purchased on a forward commitment basis.

Morgan Stanley Insight Fund

Portfolio of Investments ▪ March 31, 2021 (unaudited) continued

(i)	Represents an unfunded subscription agreement in a private investment in a public entity. The Fund is committed to purchase 3,895,732 shares at $10.00 per share on the settlement date pursuant to the closing of the business combination between Cipher Mining., and Good Works Acquisition Corp., a special purpose acquisition company (SPAC). The settlement date shown reflects the estimated date based upon the subscription agreement and is subject to change. The transaction will require the approval of the shareholders of both Cipher Mining and Good Works Acquisition Corp., and is subject to other customary closing conditions, including the receipt of certain regulatory approvals. If these conditions are not met the Fund is no longer obligated to fulfill its commitment to Cipher Mining and Good Works Acquisition Corp. The investment is restricted from resale until the settlement date.
(j)	Represents an unfunded subscription agreement in a private investment in a public entity. The Fund is committed to purchase 7,321,373 shares at $10.00 per share on the settlement date pursuant to the closing of the business combination between IronSource Ltd., and Thoma Bravo Advantage, a SPAC. The settlement date shown reflects the estimated date based upon the subscription agreement and is subject to change. The transaction will require the approval of the shareholders of both IronSource Ltd., and Thoma Bravo Advantage, and is subject to other customary closing conditions, including the receipt of certain regulatory approvals. If these conditions are not met the Fund is no longer obligated to fulfill its commitment to IronSource Ltd., and Thoma Bravo Advantage. The investment is restricted from resale until the settlement date.
(k)	Investment is valued based on the underlying stock price and significant unobservable inputs that factor in volatility and discount for lack of marketability and transaction risk and is classified as Level 3 in the fair value hierarchy.

Call Options Purchased:

The Fund had the following call options purchased open at March 31, 2021:

COUNTERPARTY	DESCRIPTION	STRIKE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000)	VALUE	PREMIUMS PAID	UNREALIZED APPRECIATION (DEPRECIATION)
BNP Paribas	USD/CNH	CHN 7.99	Sep-21	913,227,521	913,228	$260,270	$5,530,125	$(5,269,855)
BNP Paribas	USD/CNH	CNH 7.45	Jan-22	1,415,479,829	1,415,480	4,208,222	7,555,803	(3,347,581)
BNP Paribas	USD/CNH	CNH 7.64	Nov-21	1,137,180,586	1,137,181	1,512,450	6,175,633	(4,663,183)
Goldman Sachs International	USD/CNH	CNH 7.57	Mar-22	1,458,081,129	1,458,081	5,597,573	7,242,384	(1,644,811)
Royal Bank of Scotland	USD/CNH	CNH 8.06	Jul-21	938,121,763	938,122	116,327	4,975,798	(4,859,471)
Royal Bank of Scotland	USD/CNH	CNH 8.48	May-21	552,380,158	552,380	1,657	3,448,509	(3,446,852)
						$11,696,499	$34,928,252	$(23,231,753)

Currency Abbreviations:

CNH - Chinese Yuan Renminbi Offshore
USD - United States Dollar

Morgan Stanley Insight Fund

Summary of Investments ▪ March 31, 2021 (unaudited)

INDUSTRY†	VALUE		PERCENT OF TOTAL INVESTMENTS
Information Technology Services	$1,682,822,203		22.4%
Interactive Media & Services	1,114,585,119		14.8
Internet & Direct Marketing Retail	868,655,859		11.6
Software	777,793,850		10.4
Entertainment	704,288,284		9.4
Investment Company	453,411,566		6.0
Road & Rail	401,484,847		5.3
Health Care Technology	277,071,636		3.7
Pharmaceuticals	249,669,146		3.3
Specialty Retail	216,263,520		2.9
Health Care Equipment & Supplies	193,863,126		2.6
Life Sciences Tools & Services	152,543,962		2.0
Biotechnology	90,632,645		1.2
Real Estate Management & Development	82,412,650		1.1
Health Care Providers & Services	78,476,602		1.0
Metals & Mining	59,971,060		0.8
Oil, Gas & Consumable Fuels	49,321,602		0.7
Diversified Holding Companies	44,338,169		0.6
Purchased Options	11,696,499		0.2
Electronic Equipment, Instruments & Components	—	††	0.0
	$7,509,302,345	††	100.0	%†††

†	Does not reflect the value of securities held as collateral on loaned securities.
††	Includes a security valued at zero.
†††	Does not include open PIPE contracts with net unrealized appreciation of $744,191.

Morgan Stanley Insight Fund

Notes to Portfolio of Investments ▪ March 31, 2021 (unaudited)

Valuation of Investments - (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter (“OTC”) market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Board of Trustees (the "Trustees"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (6) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trustees. The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price) prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If the Adviser, a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security’s fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Fund’s Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Fair Valuation Measurements

Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

• Level 1 – unadjusted quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2021:

Investment Type	Level 1 Unadjusted quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Assets:
Common Stocks
Biotechnology	$90,632,645	$—	$—		$90,632,645
Diversified Holding Companies	44,338,169	—	—		44,338,169
Entertainment	704,288,284	—	—		704,288,284
Health Care Equipment & Supplies	193,863,126	—	—		193,863,126
Health Care Providers & Services	78,476,602	—	—		78,476,602
Health Care Technology	265,942,059	—	11,129,577		277,071,636
Information Technology Services	1,682,822,203	—	—		1,682,822,203
Interactive Media & Services	1,114,585,119	—	—		1,114,585,119
Internet & Direct Marketing Retail	837,581,727	20,657,040	—		858,238,767
Life Sciences Tools & Services	152,543,962	—	—		152,543,962
Metals & Mining	59,971,060	—	—		59,971,060
Oil, Gas & Consumable Fuels	49,321,602	—	—		49,321,602
Pharmaceuticals	249,669,146	—	—		249,669,146
Real Estate Management & Development	82,412,650	—	—		82,412,650
Road & Rail	401,484,847	—	—		401,484,847
Software	777,124,572	—	—		777,124,572
Specialty Retail	216,263,520	—	—		216,263,520
Total Common Stocks	7,001,321,293	20,657,040	11,129,577		7,033,107,910
Preferred Stocks
Electronic Equipment, Instruments & Components	—	—	—	†	—	†
Internet & Direct Marketing Retail	10,417,092	—	—		10,417,092
Software	—	—	669,278		669,278
Total Preferred Stocks	10,417,092	—	669,278	†	11,086,370	†
Call Options Purchased	—	11,696,499	—		11,696,499
Short-Term Investments
Investment Company	503,139,994	—	—		503,139,994
Repurchase Agreements	—	13,409,439	—		13,409,439
Total Short-Term Investments	503,139,994	13,409,439	—		516,549,433
Derivative Contracts — PIPE	—	—	3,233,458		3,233,458
Total Assets	$7,514,878,379	$45,762,978	$15,032,313	†	$7,575,673,670	†
Liabilities:
Derivative Contracts — PIPE	—	—	(2,489,267)		(2,489,267)
Total	$7,514,878,379	$45,762,978	$12,543,046	†	$7,573,184,403	†

†	Includes a security valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	COMMON STOCK	PREFERRED STOCKS		DERIVATIVE CONTRACTS — PIPE
Beginning Balance	$6,032,738	$612,024	†	$-
Purchases	-	-		-
Sales	-	-		-
PIPE transaction	-	-		744,191
Amortization of discount	-	-		-
Transfers in	-	-		-
Transfers out	-	-		-
Corporate actions	-	-		-
Change in unrealized appreciation (depreciation)	5,096,839	57,254		-
Realized gains (losses)	-	-		-
Ending Balance	$11,129,577	$669,278	†	$744,191

Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2021	$5,096,839	$57,254		$744,191

†	Includes a security valued at zero.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2021. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The Fund calculated the weighted averages of the unobservable inputs relative to each investment’s fair value as of March 31, 2021.

	Fair Value at March 31, 2021	Valuation Technique	Unobservable Input	Amount*	Impact to Valuation from an Increase in Input**
Common Stock	$11,129,577	Discounted Cash Flow	Weighted Average Cost of Capital	11.0%	Decrease
			Perpetual Growth Rate	3.5%	Increase
		Market Comparable Companies	Enterprise Value/Revenue	3.0x	Increase
			Discount for Lack of Marketability	7.0%	Decrease

Preferred Stocks	$669,278	Discounted Cash Flow	Weighted Average Cost of Capital	15.0%	Decrease
			Perpetual Growth Rate	3.5%	Increase
		Market Comparable Companies	Enterprise Value/Revenue	5.8x	Increase
			Discount for Lack of Marketability	13.0%	Decrease
		Comparable Transactions	Enterprise Value/Revenue	4.0	Increase

PIPE's	$744,191	Market Implied	Discount for Lack of Marketability and Transaction Risk	0.0% - 7.6%	Decrease

*	Amount is indicative of the weighted average.
**	Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input.
A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.